UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 12, 2008


                             ONLINE ORIGINALS, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                  333-133347              98-0479983
------------------------------  ----------------------     ----------------
(State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation)                Number)           Identification Number)


               2020 Sherwood Park, Suite 57113, AB, Canada T8A 3H9
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (780) 668-7422
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPATURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective September 12, 2008, Gaye Adams resigned and President and as a director of the Company. Also effective September 12, 2008, Shari Sookarookoff was appointed President of the Company, and Ruth Saunders was appointed a director of the Company.

SHARI SOOKAROOKOFF, age 30

Ms. Sookarookoff will oversee the designing, creation and maintenance of the Company's website and will perform any other duties necessary to make our business a success.

Since 1994, Ms. Sookarookoff has been employed by Alberta Forest Products Shippers Association, a freight broker located in Edmonton, Alberta, Canada that is dedicated to facilitate the freight requirements of numerous lumber mills in the Province of Alberta, Canada. In June 1999, she was promoted to traffic coordinator.

In July 2002, Ms. Sookarookoff left Alberta Forest Products Shippers Association for her present position with Spruce Land Millworks (located in Spruce Grove, Alberta, Canada) as manager of the shipping department. Resourcing her accumulated knowledge within the truck brokerage industry.

Ms. Sookarookoff is not an officer or director of any other reporting company that files annual, quarterly or periodic reports with the United States Securities and Exchange Commission.

RUTH SAUNDERS, age 33

Since September 2007, Ms. Ruth Saunders has been a student at Grant MacEwan College in Edmonton, Alberta, to complete a Diploma course in Public Relations.

After having received a Journalism Diploma in 1997 from Grant MacEwan College, Ms. Saunders was a Journalist for ten (10) years. She worked first with the Hinton Parklander in Hinton, Alberta, for 3 years and then with the Wetaskiwin Times Advertiser in Wetaskiwin, Alberta, from 2001 though 2007.

Ms. Saunders is not an officer or director of any other reporting company that files annual, quarterly, or periodic reports with the United States Securities and Exchange Commission.

From September 2005 through June 2007, Ms. Saunders completed her studies to receive a Diploma in Journalism.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            ONLINE ORIGINALS, INC.


                                            By: /s/ Shari Sookarookoff
                                                --------------------------------
                                                Shari Sookarookoff, CEO


                                            Date: September 18, 2008